UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
October 12, 2009

Date of Report (Date of earliest event reported)
INTUIT INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21180	77-0034661

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2700 Coast Avenue
Mountain View, CA 94043

(Address of principal executive offices, including zip code)
(650) 944-6000

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On October 12, 2009, Intuit Inc. (the “Company”) entered into a letter agreement (the “Letter Agreement”) with Relational Investors LLC (“Relational”), certain of Relational’s affiliates, David H. Batchelder, Ralph V. Whitworth and John A. Sullivan (collectively, the “Relational Group”). Pursuant to the Letter Agreement, the Company has agreed (a) to nominate Mr. Batchelder for election to the Company’s Board of Directors (the “Board”) at the Company’s 2009 Annual Meeting of Shareholders (the “2009 Annual Meeting”) and (b) that, upon election, Mr. Batchelder will join the Board’s Acquisition Committee and Compensation and Organizational Development Committee.
     Pursuant to the Letter Agreement, the Relational Group has withdrawn its nomination of three candidates for election as directors of the Company at the 2009 Annual Meeting and the members of the Relational Group have agreed to vote for and publicly support and recommend the Board’s slate of nominees for director at the 2009 Annual Meeting. In addition, the Relational Group has agreed to customary standstill provisions through the date that is 30 days prior to the last day of the notice period specified in the Company’s advance notice bylaw related to nominations of directors at the Company’s 2011 Annual Meeting of Shareholders. The standstill provisions provide, among other things, that the Relational Group will not (a) engage in or in any way participate in a solicitation of proxies or consents with respect to the Company, (b) initiate any shareholder proposals, (c) control or seek to control, or influence or seek to influence, the management, Board or policies of the Company, and (d) own more than 9.9% of the Voting Securities (as such term is defined in the Letter Agreement) of the Company.
     If the Board determines, in its sole discretion, not to renominate Mr. Batchelder for election as a director at the Company’s 2010 Annual Meeting of Shareholders (the “2010 Annual Meeting”), the standstill provisions contained in the Letter Agreement will immediately terminate. If the Board determines to renominate Mr. Batchelder in connection with the 2010 Annual Meeting, the Relational Group has agreed to vote for and publicly support and recommend the Board’s slate of nominees for director at the 2010 Annual Meeting.
     The foregoing summary of the Letter Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Letter Agreement, which is attached as Exhibit 99.01 and incorporated herein by reference.
     On October 12, 2009, the Company issued a press release relating to the Letter Agreement. This press release is attached as Exhibit 99.02 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
99.01	Letter Agreement, dated October 12, 2009, among Intuit Inc., Relational Investors LLC and each of the other persons set forth on the signature pages thereto

99.02	Press Release issued on October 12, 2009 by Intuit Inc.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intuit Inc.
Date: October 13, 2009	By:	/s/ Laura A. Fennell
Laura A. Fennell
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

99.01	Letter Agreement, dated October 12, 2009, among Intuit Inc., Relational Investors LLC and each of the other persons set forth on the signature pages thereto

99.02	Press Release issued on October 12, 2009 by Intuit Inc.